                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)          July 16, 2007
                                                --------------------------------

                               NEDAK ETHANOL, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

          NEBRASKA                    333-130343                 20-0568230
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)

   87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska          68713
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (402) 925-5570
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry into a Material Definitive Agreement.

     NEDAK Ethanol,  LLC ("Company")  entered into a Plant  Operating  Agreement dated July 11,  2007,  as amended  July 16, 2007  ("Agreement")  with HWS Energy
Partners,  L.L.C.  ("HWS"),  under which HWS will manage the  Company's  ethanol plant which is presently  under  construction  at located in Atkinson,  Nebraska
(the "Plant").

     The  Agreement  has an initial  term  ending  five years after the date the
Plant is accepted by the Company (the "Acceptance  Date") under the terms of its separate  contract  with Delta-T  Corporation.  Either party may  terminate  the
Agreement  prior to the end of such term by providing 180 days' notice,  and the
Agreement may also be terminated early in the event HWS materially  breaches the
Agreement  and  is  unable  to  cure  such  breach,  if  either  party  declares bankruptcy, or if the Plant is either condemned or destroyed by fire.

     HWS has  agreed to manage all facets of the  Plant's  operations  under the
Agreement and to provide, for the employment by the Company, a sufficient number of  employees  to operate the Plant.  While all  employees  excepting  HWS's key management  personnel will be employees of the Company,  HWS is responsible  for timely identifying employee candidates and assuring that vacancies are cured.

     For its services  provided to the Company,  the Company will  reimburse HWS for its documented expenses and compensate HWS as follows:

     •    Prior to the start-up  date of the Plant (the  "Start-Up  Date"),  the
          Company will pay HWS for all costs  (including  costs  associated with wages, benefits,  and safety equipment),  plus a fee to recruit, hire, train, and employ Plant  personnel.  In the event the Start-Up Date is subsequent to December 1, 2007,  the Company shall  thereafter  pay an additional daily fee.

     •    Between the Start-Up Date and  Acceptance  Date,  the Company will pay
          HWS a  fixed  daily  fee  to  cover  the  HWS  manpower,  maintenance, supplies, boiler chemicals and insurance, plus a variable fee for each gallon of denatured ethanol produced.

     •    Following  the  Acceptance  Date,  the  Company  will  pay HWS a fixed monthly  payment  adjusted  annually based on the Consumer Price Index for the Lincoln,  Nebraska area, plus a variable monthly reimbursement for process chemicals.

HWS has agreed to have a portion of its fees payable under the Agreement subject to risk. In the event HWS exceeds certain performance benchmarks under the
Agreement (on an annual basis), the Company will pay HWS a bonus. However, if
HWS fails to meet such performance benchmarks, HWS will reimburse the Company for a portion of its compensation already collected. Upon termination, the
Company will pay HWS all payment amounts due on the final day of service, plus any pro-rated bonuses earned by HWS.

     Item 2.03 Creation of a Direct Financial  Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The  information  set forth in Item 1.01  above is  incorporated  herein by reference.

     Item 9.01. Financial Statements and Exhibits.

          (d)  Exhibits

               10.1 Plant  Operating  Agreement  dated July 11, 2007 and amended
                    July 16, 2007,  between  NEDAK  Ethanol,  LLC and HWS Energy
                    Partners, L.L.C. Portions of the Agreement have been omitted pursuant to a request for confidential treatment.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  July 16, 2007

                                       NEDAK ETHANOL, LLC

                                       By:  /s/ Jerome Fagerland
                                            Jerome Fagerland
                                            President

                                  Exhibit Index

Exhibit
Number         Description

10.1           Plant  Operating  Agreement  dated July 11, 2007 and amended July
               16, 2007,  between NEDAK  Ethanol,  LLC and HWS Energy  Partners,
               L.L.C.  Portions of the Agreement have been omitted pursuant to a request for confidential treatment.